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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 26, 2007
                                                           -------------


                                  Voxware, Inc.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     0-021403                   36-3934824
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(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
     of Incorporation)                                       Identification No.)


168 Franklin Corner Road, Lawrenceville, New Jersey                    08648
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (609) 514-4100
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
         -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

        In connection with its annual review of executive compensation, on July 26, 2007 the Board of Directors (the "Board") of Voxware, Inc., a Delaware corporation (the "Company"), based upon the recommendation of the Compensation Committee of the Board, approved the following annual bonuses for fiscal 2007 performance for certain named executive officers of the Company as set forth below:

              NAME                      POSITION                  CASH BONUS
              ----                      --------                  ----------

          Scott Yetter             President                       $100,000

          Paul Commons             Vice President, Chief            $90,000
                                   Financial Officer and
                                   Secretary


        Additionally, the Board had previously increased the annual base salary of Scott Yetter, the Company's President, to $240,000.




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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           VOXWARE, INC.



Dated: July 31, 2007                       By:  /s/ Scott Yetter
                                              ----------------------------------
                                                Name: Scott Yetter
                                                Title:   President